Non-Current Liabilities - Financial Liabilities - DFA	12 Months Ended
Jun. 30, 2024
Categories of non-current financial liabilities [abstract]
Non-Current Liabilities - Financial Liabilities - DFA

Note 27. Non-Current Liabilities - Financial Liabilities - DFA

	June 30, 2024	June 30, 2023

	US$	US$
Carrying amount at July 1	85,660,000	—
Funding at fair value	85,000,000	84,500,000
Interest expense on DFA* (includes amounts owed to related party $24,698,653 (2023: $13,462,160))	30,263,042	13,462,160
Gain on remeasurement of financial liability - DFA2	(387,284)	(12,302,160)
Total financial liabilities	200,535,758	85,660,000

In August 2022, Ocelot an affiliate of Carlyle and Abingworth, in collaboration with Carlyle’s and Abingworth’s development company Launch Therapeutics, have committed to provide Opthea no less than US$120.0 million and up to a maximum of US$170.0 million (the additional US$50 million being at the option of the Investor). In December 2023, Opthea entered into an Amended and Restated DFA which resulted in a co-investor contributing funding of US$50.0 million directly to the Company on the same terms and conditions as the existing agreement. The Company exercised significant judgment in accounting for the amended DFA, including consideration of whether the amended DFA resulted in a modification of the original loan. The Company concluded that the amended DFA agreement forms part of the existing agreement as the US$50.0 million is contemplated in the existing agreement on the same return and repayment profile, there have been no substantive changes in the original terms and conditions of the loan and the co-investor was introduced by Ocelot.

In return, Opthea will pay to the DFA Investors (1) upon the first to occur of regulatory approval of sozinibercept for the treatment of wet AMD in the United States, United Kingdom or European Union (“Regulatory Approval”), fixed payments equal to a total of approximately two times the funding provided, consisting of seven payments, with the first payment due shortly after Regulatory Approval and the remaining six annual payments payable over a six-year period thereafter, and (2) variable payments equal to 7% of net sales of sozinibercept for the treatment of wet AMD for each calendar quarter. The fixed and variable payment obligation discharge once the DFA Investors have received a total of four times their investment.

The Group evaluated the Financing Agreement and determined it to be a research and development funding arrangement with the characteristics of a debt instrument, as the transfer of financial risk to the DFA Investors was not considered substantive and genuine. Accordingly, the Company has recorded payments received under the Financing Agreement as part of a development financing liability in its consolidated balance sheet. The Group accounts for the overall development financing liability at amortized cost based on the estimated timing of regulatory approval and attainment of certain sales milestones and the contractual success fee payments expected to be due therefrom, as discounted using an imputed interest rate. The development financing liability will be accreted as interest expense to its expected future repayment amount over the expected life of the agreement using the effective interest rate method. Certain legal and financial advisory fees incurred specifically to complete the Financing Agreement were capitalized and recorded as a reduction to the carrying amount of the development financing liability and will also be amortized to interest expense using the effective interest method.

There are several factors that could affect the estimated timing of regulatory approval and attainment of sales milestones, some of which are not entirely within the Group’s control. Therefore, at each reporting date, the Group reassesses the estimated timing of regulatory approval and attainment of sales milestones and the expected contractual success fee payments due therefrom. If the timing and/or amount of such expected payments is materially different than original estimates, the Group will prospectively adjust the accretion of the development financing liability . Refer to Note 12 and 13.

As of June 30, 2024, the development financing liability was classified as a long-term liability, as the Group expects the related repayments of US$680.0 million (four multiples of the funding received), plus $51.0 million relating to withholding tax obligations to take place between 2027 and 2032 for purposes of the model used to calculate its carrying value. The Group is liable for the withholding tax obligations and as a result, this obligation forms part of the financial liability. The imputed interest rate on the unamortized portion of the development financing liability was approximately 23%.

Pursuant to the DFA, Opthea is required to use commercially reasonable efforts to develop sozinibercept for the treatment of wet AMD in accordance with the DFA, including pursuant to certain development timelines set forth therein.

In certain instances which may result upon the termination of the DFA, the Group will be obligated to pay the Investors up to four multiples of the amounts paid to us under the DFA. Termination can be triggered by a range of events including if Opthea fails to use commercially reasonable efforts to develop and commercialize sozinibercept, if positive trial results are not achieved or if regulatory approval is not obtained. The agreement also includes termination clauses relating to change of control, disagreement with DFA Investors, inability to fund development costs, safety, bankruptcy and other material breaches, as defined in the Financing Agreement. Each termination trigger has a corresponding percentage to be paid, with possible outcomes requiring the Group to repay an amount equal to 0%, 135%, 150%, 275% or 400% of the initial amounts paid to the Group under the DFA. This is equivalent to potential repayments of $nil, $229.5 million, $255.0 million, $467.5 million or $680.0 million if a termination event is to occur. At June 30, 2024, the Group remains in compliance with the DFA and no such instances have occurred or are expected to occur.

The DFA contains terms that require compliance by the Company to maintain a minimum cash balance and to provide a notice to Ocelot in the event it anticipates that it does not have sufficient cash to fund its operations for the next six months. At June 30, 2024 the Group remains in compliance with the minimum cash balance requirements of the DFA.

Pursuant to the Financing Agreement, Opthea granted the DFA Investors a security interest in all its assets (other than intellectual property not related to sozinibercept), provided that the Group is permitted to incur certain indebtedness. The security interest will terminate when the Group has paid the DFA Investors of the funding provided or upon certain terminations of the Financing Agreement.